Exhibit 3.2

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: December 4, 2014 08:30 AM Pacific Time

Incorporation Number:	C1020922

Recognition Date and Time:	Continued into British Columbia on December 4, 2014 08:30 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

KODIAK OIL & GAS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1000 - 840 HOWE STREET	1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1	VANCOUVER BC V6Z 2M1
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1000 - 840 HOWE STREET	1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1	VANCOUVER BC V6Z 2M1
CANADA	CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Lidstone, Jr., Herrick K.

Mailing Address:	Delivery Address:
1625 BROADWAY, SUITE 250	1625 BROADWAY, SUITE 250
DENVER CO 80202	DENVER CO 80202
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:

Peterson, Lynn A.

Mailing Address:	Delivery Address:
1625 BROADWAY, SUITE 250	1625 BROADWAY, SUITE 250
DENVER CO 80202	DENVER CO 80202
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:

Catlin, James E.

Mailing Address:	Delivery Address:
1625 BROADWAY, SUITE 250	1625 BROADWAY, SUITE 250
DENVER CO 80202	DENVER CO 80202
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:

Krysiak, William J.

Mailing Address:	Delivery Address:
1625 BROADWAY, SUITE 250	1625 BROADWAY, SUITE 250
DENVER CO 80202	DENVER CO 80202
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:

Knutson, Rodney D.

Mailing Address:	Delivery Address:
1625 BROADWAY, SUITE 250	1625 BROADWAY, SUITE 250
DENVER CO 80202	DENVER CO 80202
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached

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